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                                    EXHIBIT 3

                             JOINT FILING AGREEMENT

     The undersigned agree that the foregoing statement on Schedule 13D Amendment No. 1 is being filed with the Commission on behalf of each of the undersigned pursuant to Rule 13d-1(k)(1).

Dated:   April 26, 2000                 /s/ Mossimo Giannulli
                                        -----------------------------
                                        Mossimo Giannulli


                                        /s/ Edwin H. Lewis
                                        -----------------------------
                                        Edwin H. Lewis